PDL™

# Fourth Quarter/Year End 2017 Financial Results Conference Call

March 8, 2018

# Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Failure to acquire additional sources of revenues sufficient to continue operations;
- Competitive or market pressures on our licensees, borrowers and royalty counterparties;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

# Building Value Through Investments

- Focused on growth in order to continue value creation for shareholders.
- Pleased with PDL's achievements to replace the revenues from the expired Queen et al patents.
  - Strategic decisions have enabled income generating assets to fuel PDL's business of today.
  - Revenue of $320 million in 2017 represents 31% increase over last year.
  - 83% of the revenue came from sources outside Queen et al patents.
  - We have more work to do to grow revenues.
- Strong financial position enables us to continue to seek high quality acquisition candidates.
  - Ended 2017 with significant cash position.
- Have completed two significant equity transactions since summer of 2016—Noden Pharma and LENSAR.

PDL™

# Royalty Investments

- Royalties relating to Depomed have far exceeded our expectations.
  - Investment made in October 2013 for $240.5 million.
  - Have accumulated $308.5 million through December 2017.
  - Glumetza and its authorized generic account for bulk of returns.
  - Expect other Depomed products, including Jentadueto XR®, Invokamet XR® and Synjardy XR® to begin to yield higher royalties.
- Other acquired royalties ramping slower than expected but continue to generate revenue for us.
- Tysabri royalties come to an end in 2018, so the majority of revenues will come from investments made in last five years.
- Forecast between $70 to $80 million in cash from our royalty investments in 2018.

PDL™

# Noden Background

- Noden Pharma
  - Platform upon which to build a pharmaceutical company.
  - PDL now owns 100% of Noden companies.
  - Noden already has two products on the market—both indicated for hypertension.
    - Tekturna® and Tekturna HCT®, as they are known in the US, and Rasilez® and Rasilez HCT®, as they are known in the rest of the world.
  - Domiciled in Ireland with operating companies in US and EU.

PDL™

# Noden: Building Profitable Growth

- Reported revenues on the Noden products for Q417 of $25.1 million.
  - $14.5 million from US sales and $10.6 million from ROW.
- In November 2017, Noden assumed commercialization of Rasilez and Rasilez HCT in Switzerland and the EU as we transitioned away from profit transfer arrangement with Novartis.
- In an effort to improve profitability ex-US, Rasilez was deregistered in those markets where it was not sufficiently profitable.
- In December 2017, Noden entered into sales agreements with Lee's Pharma and Orphan Pacific for distribution of Rasilez in certain appointed Asian countries.

PDL™

# Tekturna & Tekturna HCT

## Jan. 2017 to Jan 2018 U.S. Gross Monthly Revenue


$ in millions
$9.000
$8.000
$7.000
$6.000
$5.000
$4.000
$3.000
$2.000
$1.000
$-
$6.442
$7.193
$6.943
$6.565
$7.445
$6.491
$5.773
$7.464
$5.910
$7.633
$7.344
$5.847
$6.474
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18

Source: RX Crossroads

PDL™

# Executing Targeted Patient-Type Strategy

**ACE / ARB Intolerant:**

**SWITCH**


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
ACE inhibitor
17%
Patient Profile*
Patient prescribed an ACE inhibitor but still has uncontrolled BP
Complains of cough
May not be taking medication as directed
May require an alternative therapy


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
Angiotensin Receptor Blocker
11%
Patient Profile*
Patient prescribed an ARB but still has uncontrolled BP
Complains of dizziness
May not be taking medication as directed
May require an alternative therapy

**CCB Not at Goal:**

**ADD**


Your Patients on Hypertension Monotherapy May Have Uncontrolled BP
And as many as 50%
will require a change in medication or an additional therapy
Patient Profile*
For patients with uncontrolled BP, evidence-based guidelines recommend dose titration or adding an agent from a different class

PDL™

# Tekturna & Tekturna HCT Prescriptions



Tekturna Prescription Data - All Strengths
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
02/17/2017
03/03/2017
03/17/2017
03/31/2017
04/14/2017
04/28/2017
5/12/2017
5/26/2017
6/9/2017
6/23/2017
7/7/2017
7/21/2017
8/4/2017
8/18/2017
9/1/2017
9/15/2017
9/29/2017
10/13/2017
10/27/2017
11/10/2017
11/24/2017
12/8/2017
12/22/2017
1/5/2018
1/19/2018
2/2/2018
TRx
NRx

Source: IMS Xponent weekly data

PDL™

# Continued Progress at LENSAR

- Achieved quarterly revenue record of $7.5 million.
- Recently added two highly acclaimed board members.
  - William “Bill” J. Link, Ph.D.
  - Richard L. Lindstrom, M.D.
- Acquired laser business unit of Precision Eye Services (PES).
  - Consolidates LENSAR’s customer base for greater optimization, efficiency and speed to market.
  - LENSAR and PES’ first commercial alliance dates back to 2014.

PDL™

# Termination of Proposal to Acquire Neos

- In June 2017, PDL made a verbal all cash proposal to acquire all shares of Neos for $10/share, including the possibility to increase the offer with limited due diligence, which was rejected by the Neos Board several days later as not compelling or specific enough.
- PDL submitted a specific and written proposal shortly thereafter for $10.25 per share. After rejecting the PDL proposal, Neos surprisingly sold shares just three days later at a net price of $6.25 per share.
- On October 26, 2017, PDL made public its proposal to acquire all of Neos' shares for $10.25 per share. The proposal expired on its pre-specified deadline of November 8, 2017.
- On February 20, 2018, PDL announced it was terminating its pursuit of acquiring Neos and does not plan to make any further proposals.

PDL™

# Building Value Through Investments

**PDL's book value increased to $5.54 in the period ending December 31, 2017**

PDL's Book Value Per Share



$6.00
$5.75
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Nov-16
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17

Does not include asset value of royalties from Queen et al patents.

PDL

# Fourth Quarter 2017 Financials

| *(In thousands, except per share amounts)* | Three Months Ended December 31, 2017 | Three Months Ended December 31, 2016 | Twelve Months Ended December 31, 2017 | Twelve Months Ended December 31, 2016 |
|---|---|---|---|---|
| Royalties from Queen et al. patents | $ 4,531 | $ 15,513 | $ 36,415 | $ 166,158 |
| Royalty rights - change in fair value | 30,103 | 28,068 | 162,327 | 16,196 |
| Interest revenue | 776 | 5,503 | 17,744 | 30,404 |
| Product revenue, net | 32,646 | 17,541 | 84,123 | 31,669 |
| License and other | (20) | (133) | 19,451 | (126) |
| Total revenues | 68,036 | 66,492 | 320,060 | 244,301 |
| Cost of product revenue | 17,905 | 4,065 | 30,537 | 4,065 |
| Amortization of intangible assets | 6,251 | 6,014 | 24,689 | 12,028 |
| General and administrative expenses | 9,788 | 12,597 | 45,641 | 39,790 |
| Sales and marketing | 6,489 | 527 | 17,683 | 538 |
| Research and development | 729 | 1,887 | 7,381 | 3,820 |
| Change in fair value of anniversary payment and contingent consideration | (3,000) | (5,799) | 349 | (3,716) |
| Asset impairment loss | - | 3,735 | - | 3,735 |
| Acquisition-related costs | - | 59 | - | 3,564 |
| Loss on extinguishment of notes receivable | - | 51,075 | - | 51,075 |
| Total operating expenses | 38,162 | 74,160 | 126,280 | 114,899 |
| Operating income | 29,874 | (7,668) | 193,780 | 129,402 |
| Interest and other income, net | 933 | 184 | 1,659 | 588 |
| Interest expense | (5,139) | (4,743) | (20,221) | (18,267) |
| Gain (loss) on bargain purchase | 5,314 | (2,353) | 9,309 | - |
| Gain (loss) on extinguishment of debt | - | - | - | (2,353) |
| Income before income taxes | 30,982 | (14,580) | 184,527 | 109,370 |
| Income tax expense | 8,646 | (4,300) | 73,826 | 45,711 |
| Net income | 22,336 | (10,280) | 110,701 | 63,659 |
| Less: Net income/(loss) attributable to noncontrolling interests | - | 56 | (47) | 53 |
| Net income attributable to PDL's shareholders | $ 22,336 | $ (10,336) | $ 110,748 | $ 63,606 |
| Net income per share - Basic | $ 0.15 | $ (0.06) | $ 0.71 | $ 0.39 |
| Net income per share - Diluted | $ 0.15 | $ (0.06) | $ 0.71 | $ 0.39 |

PDL™

# Fourth Quarter 2017 Financials

| *Condensed consolidated balance sheet (unaudited)* | **December 31, 2017** | **December 31, 2016** |
| --- | --- | --- |
| Cash, cash equivalents and investments [1] | $ 532,114 | $ 242,141 |
| Total notes receivable | $ 70,737 | $ 270,950 |
| Total royalty rights - at fair value | $ 349,223 | $ 402,318 |
| Total assets | $ 1,243,123 | $ 1,215,387 |
| Convertible notes payable | $ 243,481 | $ 232,443 |
| Total stockholders's equity | $ 845,890 | $ 755,423 |

(1) Includes $75 million certificate of deposit restricted until August 2017.

PDL™

PDL™

# Question and Answer Session